UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)		On April 26, 2011, First Defiance Financial Corp. (“First Defiance”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 4, 2011, the voting record date, there were 8,117,341 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 5,904,087, or 72.7%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i)	Directors elected at the Annual Meeting for a three year term to expire at the 2014 Annual Meeting of Shareholders:

	Number of Votes:

	For	Withheld	Broker Non-Votes
Jean A. Hubbard	3,951,060	354,493	1,598,534
Barbara A. Mitzel	4,008,145	297,408	1,598,534
James L. Rohrs	4,025,508	280,045	1,598,534
Thomas A. Voigt	3,960,076	345,477	1,598,534

Other directors whose term of office continued after the Annual Meeting:

Douglas A. Burgei

Dwain I. Metzger

Samuel S. Strausbaugh

John L. Bookmyer

Stephen L. Boomer

Peter A. Diehl

William J. Small

(ii)	With respect to the vote to approve, in a non-binding advisory vote, First Defiance’s executive compensation disclosed in the proxy statement for the Annual Meeting:

Number of Votes:

For	Against	Broker Non-Votes	Abstain
3,845,632	408,470	1,598,535	51,450

(iii)	With respect to the vote to ratify the appointment of Crowe Horwath LLP as First Defiance’s independent registered public accounting firm for the 2011 fiscal year:

Number of Votes:

For	Against	Broker Non-Votes	Abstain
5,807,039	75,077	—	21,971

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Chief Financial Officer

Date: May 2, 2011

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